              OPPENHEIMER SENIOR FLOATING RATE FUND
             Supplement dated March 20, 2008, to the
                Prospectus dated November 16, 2007

Effective May 1, 2008, the Prospectus of Oppenheimer Senior
Floating Rate Fund (the "Fund"), dated November 16, 2007, is revised as follows:

The section titled "How the Fund is Managed - Portfolio Managers"
on page 32 of the Prospectus is deleted in its entirety and
replaced with the following:

Portfolio Managers.  The Fund's portfolio is managed by Joseph
Welsh and Margaret Hui who are primarily responsible for the day-to-day management of the Fund's investments.

Mr. Welsh has been a Vice President and portfolio manager of the
Fund since September 1999.  Mr. Welsh has been a Vice President of the Manager since December 2000 and of HarbourView Asset
Management Corporation since September 2002.  He was an Assistant
Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to
December 1996.

Ms. Hui has been a Vice President and portfolio manager of the
Fund since October 1999 and has been a Vice President of the
Manager since February 2005. Ms. Hui was an Assistant Vice
President of the Manager from October 1999 to January 2005.

The Statement of Additional Information provides additional
information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

March 20, 2008                                        PS0291.029